CFO CERTIFICATION PURSUANT TO SECTION 906
EX-32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of
Stellar
Pharmaceuticals Inc. (the “Company”) on Form 10-QSB for the period ended
June 30, 2006
as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,
Janice Clarke
, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Janice Clarke

.

Janice Clarke

Chief Financial Officer

August 10, 2006